Exhibit 99.1

SEALY CORPORATION MAILS NOTICE OF MAKE-WHOLE EVENT

TRINITY, N.C., March 1, 2013 — Sealy Corporation (NYSE: ZZ) (“Sealy”), a leading global bedding manufacturer, announced today that it delivered the required notice to holders of Sealy and Sealy Mattress Company 8% Senior Secured Third Lien Convertible Notes due 2016 (CUSIP No. 812139400) (the “Notes”)  pursuant to Section 10.05 of the Supplemental Indenture, dated as of July 10, 2009, by and among Sealy, Sealy Mattress Company (collectively with Sealy, the “Co-Issuers”), the Guarantors named on the signature pages thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent (as defined in the Supplemental Indenture), supplementing the Indenture, dated as of July 10, 2009, among Sealy Mattress Company, the Guarantors (as defined therein) and the Trustee (as may be amended or supplemented, together with the Supplemental Indenture, the “Indenture”), pursuant to which the Notes were issued.

On September 26, 2012, Sealy entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tempur-Pedic International Inc. (“Tempur-Pedic”) and Silver Lightning Merger Company, a subsidiary of Tempur-Pedic (“Sub”).  In accordance with the Merger Agreement, on the Effective Date (as defined below), Sub will merge with and into Sealy, after which the separate corporate existence of Sub will cease and Sealy will continue as a surviving subsidiary of Tempur-Pedic (the “Merger”).

As more fully described in the notice to holders, the consummation of the Merger will constitute a “Make-Whole Event” under clause (2) of the definition thereof in the Indenture.  As previously publicly disclosed, the Merger is subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including the receipt of regulatory approvals, and based on the assumption that regulatory approvals are received on or before March 8, 2013 and that all of the other conditions in the Merger Agreement will be satisfied, the anticipated effective date of the Make-Whole Event is expected to be on or after March 15, 2013 (the “Effective Date”).

To the extent that the Effective Date occurs on or prior to the maturity date of the Notes, if holders elect to convert their Notes at any time following the Effective Date and prior to the date the Co-Issuers’ designate as the date on which they will repurchase the Notes, upon any holder’s request, following the occurrence of a fundamental change to be specified in a related notice circulated in connection with the Effective Date (the “the Make-Whole Period”), the conversion price applicable to each Note that is surrendered for conversion during the Make-Whole Period will be reduced (the “Conversion Price”).

The reduced Conversion Price will be determined by reference to the table set forth in Section 10.05 of the Indenture and will be based on the date of conversion and an Applicable Price (as defined in the Indenture) of $2.20 per share based on consideration of $2.20 per share payable to holders of shares of common stock of Sealy under the Merger Agreement.  After the Co-Issuers have determined the definitive Effective Date, the Co-Issuers will notify each Holder and the Trustee of such Effective Date and the amounts by which the Conversion Price of the Notes has been reduced.

While the parties expect that the Merger may be consummated as early as March 15, 2013, the Merger is subject to certain closing conditions, including the receipt of regulatory approvals, and there can be no assurance that the required conditions will be satisfied or waived by such date, or at all.

About Sealy

Sealy owns one of the largest bedding brands in the world, with sales of $1.3 billion in fiscal 2012. The company manufactures and markets a broad range of mattresses and foundations under the Sealy®, Sealy Posturepedic®, Sealy Embody™, Optimum™ by Sealy Posturepedic®, Stearns & Foster®, and Bassett®

brands. Sealy operates 25 plants in North America, and has the largest market share and highest consumer awareness of any bedding brand on the continent. In the United States, Sealy sells its products to approximately 3,000 customers with more than 11,000 retail outlets. Sealy is also a leading supplier to the hospitality industry. For more information, please visit www.sealy.com.

Forward-looking Statements

This release contains “forward-looking statements,” within the meaning of federal securities laws, which include information concerning one or more of Tempur-Pedic’s or Sealy’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this release, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Tempur-Pedic’s or Sealy’s expectations regarding the opportunities and strengths of the combined company, anticipated cost and revenue synergies, the strategic rationale for the combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength, and the timing of the closing. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that Tempur-Pedic or Sealy will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release. Numerous factors, many of which are beyond Tempur-Pedic’s or Sealy’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include the ability of the parties to complete the proposed merger in a timely manner or at all; satisfaction of the conditions precedent to the proposed merger, including the ability to secure regulatory approvals; the possibility of litigation (including relating to the merger itself); successful completion of acquisition financing arrangements; the ability to successfully integrate Sealy into Tempur-Pedic’s operations and realize synergies from the proposed transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; uncertainties arising from global events; the effects of changes in foreign exchange rates on the combined company’s reported earnings; consumer acceptance of the combined company’s products; industry competition; the efficiency and effectiveness of the combined company’s advertising campaigns and other marketing programs; the combined company’s ability to increase sales productivity within existing retail accounts and to further penetrate the combined company’s domestic retail channel, including the timing of opening or expanding within large retail accounts; the combined company’s ability to address issues in certain underperforming international markets; the combined company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; changes in foreign tax rates, including the ability to utilize tax loss carry forwards; rising commodity costs; and the effect of future legislative, regulatory or tax changes. Additional information concerning these and other risks and uncertainties are discussed in each of the companies’ respective filings with the Securities and Exchange Commission, including without limitation our Notice of Written Consent and Appraisal Rights and Information Statement under the heading “Cautionary Statement Concerning Forward-Looking Information” and annual reports on Form 10-K under the headings “Special Note Regarding Forward-Looking Statements” and/or “Risk Factors.” Any forward-looking statement speaks only as of the date on which it is made, and neither Sealy nor Sealy undertakes any obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

SOURCE: Sealy Corporation

CONTACT: Mark D. Boehmer, VP & Treasurer, Sealy Corporation, +1-336-862-8705